PT Pertamina (Persero)
Pertamina EP Jl. Merdeka Timur 6 Jakarta 10110
Telp. (021)3502150, Fax. (021)3502117

PERTAMINA

Purch. Organization: PT. Pertamina EP

Delivery time: 75 Days

Service Order·
PO Service
TO:

PT. TRIYUDHA FAJAR SARI
JL. TEBET UTARA I NO. 15
JAKARTA, 12820
DKI Jakarta, Indonesia

PO NUMBER / DATE:
/ 06.02.2006

YOUR REFERENCE / DATE:
/

YOUR VENDOR NUMBER:

Vendor NPWP:

SHIP TO:
PT PERTAMINA EP
JL. PATRA RAYA NO. 1
KLAYAN
CIREBON 45151

PAYMENT TO:

DELIVERY DATE:

Partial Delivery Allowed

IMPORTANT:
1. General Terms and Condition see overleaf

Terms of delivery :
Terms of payment : Within 30 days 0.000 % cash discount

Currency: IDR

Payment Method : Bank Transfer

Item	Material No/ Service No	Serv Group	Quantity	Unit	Description	Price per unit	Value	Delivery Date
1		S99	1	AU	PENGELOLAAN SLUDGE MINYAK DI TERMINAL BALONGAN PT. PERTAMINA EP DOH. SESUAI DENGAN COLLECTIVE NO. S05TA0100A. THE ITEM COVERS THE FOLLOWING SERVICES:	2,770,454,545	2,770,454,545	
1.1			1	AU	- Pengelolaan Slude Minyak T. Balongan	2,770,454,545	2,770,454,545	

Remarks :

1. LOKASI KERJA DI WILAYAH TERMINAL BALONGAN.

2. PELAKSANAAN SELAMA 75 HARI KALENDAR.
MULAI TANGGAL 06 PEBRUARI 2006 S/D 21 APRIL 2006.

3. BILAMANA DALAM JANGKA WAKTU PENYERAHAN DILAMPAUI, REKANAN DIKENAKAN DENDA SEBESAR 0,20 % DARI HARGA BORONGAN UNTUK SETIAP HARI KETERLAMBATAN SAMPAI SEBANYAK-BANYAKNYA 5%.

ADAJASA	HKP	PELK	OPRT
W	W	/	12

PERTAMINA
PT Pertamina (Persero)
Pertamina EP Jl. Merdeka Timur 6 Jakarta 10110
Telp. (021)3502150, Fax. (021)3502117

Service Order
PO Service

PO NUMBER / DATE: / 06.02.2006

Purch. Organization: PT. Pertamina EP
Currency: IDR

Delivery time: 75 Days

4. PEMBAYARAN TRANSFER KE:
PT TRIYUDHA FAJAR SARI

5. KETENTUAN PEMBAYARAN MENGACU KEPADA DOKUMEN LELANG TERLAMPIR.

6. PENGAWAS PEKERJAAN PT. PERTAMINA EP :
KA. LK3/UMUM EP JBB.

7. DOKUMEN BERIKUT INI MERUPAKAN BAGIAN TAK TERPISAHKAN DARI PO:
- SYARAT-SYARAT UMUM PURCHASE ORDER SERVICE
- LAMPIRAN I : RKS NO. S05TA0100A.
- LAMPIRAN II : SURAT PENAWARAN NO.052/TFS-SP/X/2005 TANGGAL 21 OKTOBER 2005.
- LAMPIRAN III : SURAT PENAWARAN HASIL NEGOSIASI NO.053/ TFS-SP/X/2005 TANGGAL 31 OKTOBER 2005.

Total Price in IDR: 2,770,454,545
Total net value excl. tax IDR: 2,770,454,545
TWO BILLIONS SEVEN HUNDRED SEVENTY MILLION FOUR HUNDRED FIFTY-FOUR THOUSAND FIVE HUNDRED FORTY-FIVE RUPIAH
VAT in IDR: 277,045,455
Total net value incl. tax IDR: 3,047,500,000

BDA.USA	HKP	PEL K	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]

PERTAMINA

PT Pertamina (Persero)
Pertamina EP Jl. Merdeka Timur 6 Jakarta 10110
Telp. (021)3502150, Fax. (021)3502117

Service Order PO Service	PO NUMBER / DATE: / 08.02.2006	Purch. Organization: PT. Pertamina EP Currency: IDR	Delivery time: 75 Days

THREE BILLIONS FORTY-SEVEN MILLION FIVE HUNDRED THOUSAND RUPIAH

We confirm our acceptance of the fore going agreement
on the terms and conditions herein stated.
Signature:
Name:
Date:

PT.TRIYUDHA FAJAR SARI
Direktur Utama,

Soegiono,SE

Approved by:

PT.PERTAMINA EP JBB
General Manager,

[redacted]

Dadang Suhiantara

	HKP	PELP	